UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 7, 2017
Date of Report (Date of earliest event reported)

KONA GRILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34082	20-0216690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15059 N. Scottsdale Road, Suite 300 Scottsdale, Arizona 85254
(Address of principal executive offices) (Zip Code)

(480) 922-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On July 7, 2017, Kona Grill, Inc., a Delaware corporation (the “Company”), KeyBank National Association (“KeyBank”) and Zions First National Bank (“Zions”, and collectively with KeyBank, the “Lenders”) entered into Amendment No. 2 to the Second Amended and Restated Credit Agreement (the “Amendment”) effective as of June 30, 2017. The Amendment amends the Company’s Second Amended and Restated Credit Agreement with the Lenders dated as of October 12, 2016, (the “Credit Agreement”) to, among other things:

(i) decrease the total available credit from the revolving credit facility from $45,000,000 to $30,000,000, which including the $15,000,000 term loan, results in an overall reduction of the combined revolving and term credit facilities from $60,000,000 to $45,000,000;

(ii) amend the maturity date from October 12, 2021 to October 12, 2019, provided that if the Company’s pro forma leverage ratio is less than 4.25 to 1.00, the Company may request a one year extension of the maturity date until October 12, 2020;

(iii) increase the applicable margins for base rate loans and the applicable margins for LIBOR rate loans by 25 bps to 75 bps depending on the Company’s leverage ratio;

(iv) to provide more flexibility for the Company, increase the maximum leverage ratio to be (A) 5.50 to 1.00 for the fiscal quarters ended June 30, 2017, September 30, 2017, and December 31, 2017; (B) 5.25 to 1.00 for the fiscal quarters ended March 31, 2018, June 30, 3018, September 30, 2018 and December 31, 2018; and (C) 5.00 to 1.00 for the fiscal quarter ended March 31, 2019 and each fiscal quarter thereafter;

(v) to provide more flexibility for the Company, decrease the minimum fixed charge coverage ratio to be (A) 1.25 to 1.00 for the fiscal quarter ended June 30, 2017; (B) 1.20 to 1.00 for the fiscal quarters ended September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018, and December 31, 2018; and (C) 1.30 to 1.00 for the fiscal quarter ended March 31, 2019 and each fiscal quarter thereafter. The terms of the Amendment are effective as of June 30, 2017; and

(vi) amend the definition of Consolidated EBITDAR to include an add-back to Consolidated EBITDAR for lease terminations, asset write-offs and exit costs associated with restaurant closures and/or terminations of previously signed leases.

The above description is a summary and is qualified in its entirety by the terms and conditions of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by this reference, the Second Amended and Restated Credit Agreement, previously filed with the Securities and Exchange Commission, and Amendment No. 1 to the Second Amended and Restated Credit Agreement, previously filed with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The disclosures in Item 1.01 regarding Amendment No. 2 to the Second Amended and Restated Credit Agreement are incorporated into this item by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of July 7, 2017, (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2017	KONA GRILL, INC.

	By:	/s/ Christi Hing
Christi Hing
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of July 7, 2017, (filed herewith).